UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ____________________

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) October 14, 2005

                          NATIONAL R.V. HOLDINGS, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                   Delaware                                    001-12085                          33-0371079
------------------------------------------------    --------------------------------    -------------------------------
         (State or other jurisdiction                    (Commission File No.)                 (I.R.S. Employer
               of incorporation)                                                             Identification No.)

                                               3411 N. PERRIS BOULEVARD
                                               PERRIS, CALIFORNIA 92571
-----------------------------------------------------------------------------------------------------------------------
                                (Address of principal executive offices and zip code)

                        Registrant's telephone number, including area code: (951) 943-6007

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[  ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[  ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

On October 20, 2005, National R.V. Holdings, Inc. (the "Company") reported in its Form 8-K dated October 14, 2005 (the "Form 8-K") that it had dismissed PricewaterhouseCoopers LLP ("PwC") as the Company's independent registered public accounting firm effective upon the completion by PwC of services relating to the filing by the Company of its Forms 10-Q for the quarters ended March 31, 2005 and June 30, 2005.

The above-referenced Form 8-K is hereby amended for the following disclosures:

On October 26, 2005, PwC completed its services related to the review of the Company's interim financial statements for the quarters ended March 31, 2005 and June 30, 2005 and the Company filed its Quarterly Reports on Form 10-Q for each respective period on that date. As a result, the dismissal of PwC became effective as of October 26, 2005.

From October 15, 2005 through October 26, 2005, there were no disagreements on matters regarding accounting principles, practices, financial statement disclosure, or auditing scope or procedure, which disagreement is a reportable event as described in Item 304(a)(1)(iv) of Regulation S-K.

In addition, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, during the period from October 15, 2005 through October 26, 2005.

The Company has provided PwC with a copy of this Amendment No. 1 to the Report on Form 8-K and requested that PwC furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the foregoing statements by the Company, and, if not, stating the respects in which it does not agree. A copy of that letter from PwC is filed as Exhibit 16.1 to this Amendment No. 1 to Form 8-K.

Item 9.01(c).  Financial Statements and Exhibits

16.1 Letter from PricewaterhouseCoopers LLP to the SEC dated October 26, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                       NATIONAL R.V. HOLDINGS, INC.



                                       By:      /s/ THOMAS J. MARTINI
                                                 Thomas J. Martini
                                                 Chief Financial Officer



Date:  October 26, 2005